Fair Value Measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
11. Fair Value Measurements and Financial Instruments
a) Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash, cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Short-term investments – The fair value of the Company’s short-term investments approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and assets held for sale – The estimated fair value of the Company’s vessels and equipment and assets held for sale was determined based on discounted cash flows, appraised values and contractual sales prices. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company. Other assets held for sale include working capital balances and the fair value of such amounts generally approximate their carrying value.

Investment in equity-accounted joint venture - The estimated fair value of the Company’s investment in its equity-accounted joint venture includes an estimate of the fair value of the joint venture's VLCC (see Note 22), which is determined based on appraised values. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the joint venture would expect to receive if it were to sell the vessel. The appraised values are provided by third parties where available or prepared by the Company based on second-hand sale and purchase market data. The joint venture also has long-term debt, which fair value is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the joint venture. Other assets and liabilities included in the joint venture's balance sheet include working capital balances and the fair value of such amounts generally approximate their carrying value.

Long-term debt – The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated by the Company using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company. Alternatively, if the fixed-rate and variable-rate long-term debt is held for sale the fair value is based on the estimated sales price.

Long-term obligation related to finance leases – The fair value of the Company's long-term obligation related to finance leases is estimated by the Company using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments – The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, spot market rates for vessels, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis. All amounts exclude all assets and liabilities of the Teekay Gas Business (see Note 23).

		December 31, 2022		December 31, 2021
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash, cash equivalents and restricted cash	Level 1	316,706	316,706	114,339	114,339
Short-term investments	Level 1	210,000	210,000	—	—
Derivative instruments (note 15)
Interest rate swap agreements – assets	Level 2	3,709	3,709	550	550
Foreign currency contracts	Level 2	—	—	(58)	(58)
Freight forward agreements	Level 2	—	—	(4)	(4)
Non-recurring
Assets held for sale (note 18)	Level 2			40,854	40,854
Investment in equity-accounted investment (note 22)	Level 2			9,174	9,174
Other
Advances to equity-accounted joint venture – long-term	Level 2	6,780	(1)	3,780	(1)
Short-term debt (note 7)	Level 2	—	—	(25,000)	(25,000)
Long-term debt, including current portion – public (note 8)	Level 1	—	—	(239,807)	(240,963)
Long-term debt, including current portion – non-public (note 8)	Level 2	(21,184)	(21,078)	(431,673)	(436,892)
Obligations related to finance leases, including current portion (note 10)	Level 2	(532,760)	(533,977)	(294,481)	(306,386)
(1)The advances to its equity-accounted joint venture, together with the Company’s investment in the equity-accounted joint venture, form the net aggregate carrying value of the Company’s interests in the equity-accounted joint venture in these consolidated financial statements. As at December 31, 2022, the fair values of the individual components of such aggregate interests were not determinable. As at December 31, 2021, the Company's investment in its equity-accounted joint venture was written-down to its estimated fair value. At such time, the fair value of the Company's advance to its equity-accounted joint venture was estimated to approximate its carrying value